Trading Advisors and Cash Managers (Details Narrative)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Trading advisor
Management fee description	0% to 1.5% per annum of each trading advisors; respective trading level (as defined in each respective advisory agreement)	0% to 1.5% per annum of each trading advisors’ respective trading level (as defined in each respective advisory agreement)
Incentive fee description	Equal to 20% to 30% of net new trading profits (as defined in each respective advisory agreement)	Equal to 20% to 30% of net new trading profits (as defined in each respective advisory agreement)
Cash manager
Management fee description	Equal to approximately 1/12th of 0.13% of the investments in securities and certificates of deposit	Equal to approximately 1/12th of 0.13% of the investments in securities and certificates of deposit